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                           NORD RESOURCES CORPORATION

                      1982 NORD INCENTIVE STOCK OPTION PLAN

                                 AMENDMENT NO. 3

                                NOVEMBER 30, 1994


     The 1982 Nord Incentive Stock Option Plan is amended pursuant to Article VI thereof to add Section 6.6(f) as follows:

     (f) Only mature shares (those being owned for more than 6 months if obtained through the previous exercise of stock options granted by the Corporation) be accepted as payment of the exercise price of stock options granted under this Plan.


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